Schedule of deposits prepaid expenses and other current assets (Details) $ in Thousands, $ in Thousands	Jun. 30, 2026 USD ($)	Jun. 30, 2026 SGD ($)	Dec. 31, 2025 SGD ($)
Deposits Prepaid Expenses And Other Current Assets
Deposits	$ 28,468	$ 36,842	$ 19,232
Prepayments	141	182	97
Other receivables	11,084	14,345	11,138
Provision for expired credits	165	213	185
Total deposits, prepaid expenses and other current assets	$ 39,858	$ 51,582	$ 30,652